Exhibit 10.42

                               CONSENT TO SUBLEASE
                               -------------------

     THIS CONSENT TO SUBLEASE (this "Agreement") is entered as of November 13th, 2002, by and among Redwood Business Park IV, LLC, successor-in-interest to G & W/Copley Redwood Business Park, L.P., successor-in-interest to G & W/Redwood Associates Joint Venture, ("Landlord"), Alcatel USA Sourcing, L.P., a Texas limited partnership, successor-in-interest to DSC Communications Corporation and DSC Technologies Corporation ("Tenant"), Spectrum Organic Products, Inc., a California corporation ("Subtenant"), and Alcatel USA, Inc., a Delaware corporation ("Guarantor") on the basis of the following facts, understandings and intentions:

     A. Landlord and Tenant previously entered into that certain lease ("Original Lease") dated September 12, 1994, and as amended by the First Amendment dated September 12, 1994, the Second Amendment dated January 22, 1995, the Third Amendment dated October 30, 1995, the Fourth Amendment dated May 15, 1997, that certain Tenant Improvement Allowance Agreement executed by Landlord as of July 6, 1998 and by Tenant as of July 2, 1998, the Fifth Amendment dated November 5, 1999 and the "5341 Lease" dated June 28, 2001 , collectively referred to as the ("Lease"). A copy of the Lease is attached hereto as Exhibit A.

     B. Pursuant to the Lease, Landlord leases to Tenant the premises ("Premises") commonly known as 5341 Old Redwood Highway, Petaluma, California and more particularly described in the Lease.

     C. Tenant and Subtenant entered into a sublease ("Sublease") dated October 23rd, 2002, a copy of which is attached hereto as Exhibit B, whereby Tenant proposes to sublease to Subtenant and Subtenant proposes to sublease from Tenant a portion of the Premises more particularly described in the Sublease (the "Sublet Premises").

     D. Guarantor guaranteed the performance and payment of all of Tenant's obligations under the Lease pursuant to that certain Guaranty dated as of November 5th, 1999 ("Guaranty").

     E. The terms of the Lease require the written consent of Landlord as a condition precedent to the Sublease.

     NOW THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

     1. Consent. Landlord hereby consents to the Sublease subject to all of the terms and conditions of this Agreement.

     2. Representations. Tenant hereby represents and warrants to Landlord that:

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          a. Lease. The Lease attached hereto as Exhibit A is a true and correct copy of the Lease, and there exist no amendments, modifications or extensions of or to the Lease (except as included in the Lease attached hereto), and the Lease is now in full force and effect; and

          b. No Offsets. There exist no defenses or offsets to enforcement of the Lease by Landlord, and Landlord is not, as of the date of Tenant's execution hereof, in default in the performance of the Lease, nor has Landlord committed any breach thereof, nor has any event occurred which, with the passage of time, or the giving of notice, or both, would constitute a default or breach by Landlord.

     3. Subordinate. The Sublease shall be subject and subordinate to the Lease and all of the Lease's provisions, covenants and conditions. In case of any conflict between the provisions of the Lease and the provisions of the Sublease, the provisions of the Lease shall prevail unaffected by the Sublease, however, to the extent the express terms of the Sublease are inconsistent with the terms of the Lease, the express terms of the Sublease shall control between Subtenenat and Tenant only. Subtenant shall comply with the terms and conditions of the Lease to the extent applicable to the Sublet Premises. Any breach of the Lease by either Tenant or Subtenant shall entitle Landlord to all the rights and remedies provided in the Lease in the event of a breach, and any other available remedy, against both Tenant and Subtenant.

     4. No Ratification. This Agreement shall not operate as an approval of, or ratification by Landlord of any of the provisions of the Sublease and Landlord shall not be bound or estopped in any way by the provisions of the Sublease, regardless of whether any such provisions purport to obligate or otherwise bind Landlord.

     5. No Waiver. This Agreement shall not be construed to modify, waive or affect (i) any present or future breach or default on the part of Tenant under the Lease; (ii) any of the provisions, covenants, or conditions in the Lease;
(iii) any of Tenant's obligations under the Lease; or (iv) any rights or remedies of Landlord under the Lease or to enlarge or increase Landlord's obligations or Tenant's rights under the Lease.

     6. Not Assignable. This Agreement is personal to Tenant, Guarantor and Subtenant and may not be assigned by Tenant, Guarantor or Subtenant. Any attempted assignment in violation of this section shall be void.

     7. No Release. Neither the Sublease nor this Agreement shall release or discharge Tenant from any liability under the Lease and Tenant shall remain liable and responsible for the full performance and observance of all of the provisions, covenants and conditions set forth in the Lease on the part of Tenant to be performed and observed. The breach or violation of any provision of the Lease by Subtenant shall constitute a default by Tenant in fulfilling such provision. Tenant and Subtenant shall indemnify and hold Landlord harmless from and against any loss, cost, damage or expense, including attorneys' fees or costs, which arise by virtue of the Sublease or Subtenant's occupancy of the Sublet Premises.

     8. No Consent to Future Subletting. This Agreement by Landlord shall not be construed as a consent by Landlord to any future assignment or subletting either by Tenant or Subtenant. The Sublease may not be modified, amended, assigned, renewed or extended, nor shall the Premises, or any part thereof, be further sublet, without the prior written consent of Landlord in each instance.

                                       2

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     9. Termination. Upon the expiration of the term or earlier termination of the Lease, or upon the surrender of the Premises by Tenant to Landlord, except as provided in Section 10 below, the Sublease shall terminate as of the effective date ("Termination Date") of such expiration, termination or surrender, and Subtenant shall vacate the Sublet Premises on or before the Termination Date. Tenant shall surrender the Premises to Landlord at the expiration or earlier termination of the Lease in the condition required by the Lease. Subtenant shall cooperate with Tenant in connection with Tenant's performance of its obligations pursuant to this section.

     10. Landlord's Election. If the Lease expires or terminates during the term of the Sublease for any reason, or if Tenant shall surrender the Lease to Landlord, Landlord may elect, in Landlord's sole discretion, by delivering written notice to Subtenant not later than thirty (30) days after the Termination Date, to continue the Sublease as a direct lease between Landlord, as landlord, and Subtenant, as tenant, on the terms and conditions of the Sublease for either (i) the remaining term of the Sublease, or (ii) such periodic tenancy as Landlord shall select, provided that in no event shall the initial period of the periodic tenancy be in excess of the remaining term of the Sublease. Upon an election by Landlord pursuant to this section, Subtenant shall attorn to Landlord. If Landlord elects to continue the Sublease, in no event shall Landlord be (i) liable to Subtenant for any act or omission by Tenant;
(ii) subject to any offsets or defenses which Subtenant had or might have against Tenant; (iii) bound by any rent or additional rent or any other payment which Subtenant may have paid to Tenant more than thirty (30) days in advance; or (iv) bound by any amendment to the Sublease not consented to in writing by Landlord.

     11. Notices. All notices required to be given hereunder shall be given in accordance with the Lease. Notices to Landlord shall be given at the following address:

                           c/o Basin Street Properties
                           1318 Redwood Way
                           Suite 140
                           Petaluma, CA  94954
                           Attn: Property Management

     12. Condition of Sublet Premises. Landlord makes no representations or warranties, express or implied, concerning the condition of the Sublet Premises and Subtenant accepts the Sublet Premises in their "as-is" condition as of the date hereof. Any improvements to the Sublet Premises by Tenant shall be in accordance with the requirements of the Lease.

     13. Guarantor. Guarantor consents to the Sublease and the terms of this Agreement and agrees that its obligations under the Guaranty also include the guaranty of the obligations of Tenant under this Agreement.

                                       3

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     14. Brokerage. In no event shall Landlord be liable for any leasing or brokerage commission with respect to the negotiation and execution of the Sublease or this Agreement. Tenant and Subtenant shall indemnify, defend, protect and hold Landlord harmless from and against all costs, expenses, attorneys' fees and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through or under the indemnifying party with respect to the Sublease or this Agreement.

     15. Limitation of Liability. In addition to any other limitations of Landlord's liability contained in the Lease, as amended to date, the liability of Landlord to either Tenant or Subtenant for any default by Landlord under the terms of the Lease shall be limited to such party's actual direct, but not consequential, damages therefor and shall be recoverable only for the interest of Landlord in the building in which the Sublet Premises are located and neither Landlord nor any partner, member, principal or affiliate of Landlord shall be personally liable for any deficiency.

     16. Entire Agreement. There are no oral or side agreements among the parties affecting this Agreement, and this Agreement contains the entire agreement of the parties with respect to Landlord's consent to the Sublease.





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     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.



"Landlord"                                  "Tenant"

Redwood Business Park IV, LLC,              Alcatel USA Sourcing, L.P.,
a Delaware limited liability company        a Texas Limited Partnership


By:  /s/  Matt White                        By:  /s/  Nancy H. Greer
   --------------------------                  ----------------------------
Name:     Matt White                        Name:     Nancy H. Greer

Its: Manager of G&W Ventures                Its: Senior Vice President & CFO


                                            By:
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                                            Name:
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                                            Its:
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                                            "Subtenant"

                                            Spectrum Organic Products, Inc.,
                                            a California Corporation

                                            By:  /s/  Robert B. Fowles
                                               ----------------------------
                                            Name:     Robert B. Fowles

                                            Its: Chief Financial Officer


                                            By:
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                                            Name:
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                                            Its:
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                                            "Guarantor"

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                                            Its:
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